Exhibit 99.1

NEWS RELEASE

Release No. 117-07-07

414 Union Street, Suite 2000	Contact:
Nashville, TN 37219-1711	Mary Cohn (Media Relations)
615.986.5600	615-986-5886
Fax: 615.986.5666	Mike Kinney / Becky Barckley (Investor Relations)
615-986-5600

FOR RELEASE AT 8:00 A.M. (ET) TUESDAY, November 4, 2008

LP Reports Third Quarter 2008 Results

Louisiana-Pacific Corporation (LP) (NYSE: LPX) reported today a third quarter net loss from continuing operations of $100 million loss or $0.98 per diluted share, on sales of $390 million. In the third quarter of 2007, LP’s net loss from continuing operations was $55 million, or $0.52 per diluted share on sales of $473 million. Results for the third quarter of 2008 included an other than temporary impairment on investments of $89 million ($54 million after tax, or $0.53 per diluted share). Including discontinued operations, net loss was $111 million or $1.08 per diluted share for the third quarter of 2008 as compared to a net loss of $68 million or $0.65 per diluted share for the third quarter of 2007.

“The declining activity in the housing market, in both new construction and repair and remodeling, caused lower demand for our products at very challenging price levels. This led to very poor financial results in the quarter,” said LP’s Chief Executive Officer Rick Frost. “Business fell off even harder in September and remains basically paralyzed as a result of the banking and financial market crisis.”

“In the quarter, we announced the indefinite closure of two more OSB mills (Athens, GA and Chambord, Quebec). Most recently we decided to delay the re-start of the newly constructed Clarke County, AL OSB mill. During the fourth quarter, we anticipate that most of our mills will be curtailed as much as they will operate. LP is currently implementing an accelerated “right-sizing” initiative to reduce LP’s ongoing cost structure to current business levels.”

At 11:00 a.m. ET (8:00 a.m. PT) today, LP will host a webcast on its second quarter 2008 financial results. To access the live webcast and accompanying presentation, visit www.lpcorp.com and go to the “Investor Relations” section from the main menu.

LP is a premier supplier of building materials, delivering innovative, high-quality commodity and specialty products to its retail, wholesale, homebuilding and industrial customers. Visit LP’s web site at www.lpcorp.com for additional information on the company.

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FORWARD LOOKING STATEMENTS

This news release contains statements concerning Louisiana-Pacific Corporation’s (LP) future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The matters addressed in these statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, including, but not limited to, the effect of general economic conditions, including the level of interest rates and housing starts, market demand for the company’s products, and prices for structural products; the effect of forestry, land use, environmental and other governmental regulations; the ability to obtain regulatory approvals; and the risk of losses from fires, floods and other natural disasters. These and other factors that could cause or contribute to actual results differing materially from those contemplated by such forward-looking statements are discussed in greater detail in the company’s Securities and Exchange Commission filings.

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

FINANCIAL AND QUARTERLY DATA

(Dollar amounts in millions, except per share amounts) (Unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net sales	$389.6	$472.5	$1,126.0	$1,328.3
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	$(158.3)	$(88.0)	$(366.8)	$(173.6)
Income (loss) from continuing operations excluding (gain) loss on sale or impairment of long-lived assets, other than temporary investment impairment and other operating credits and charges, net	$(38.7)	$(25.4)	$(122.1)	$(85.5)
Income (loss) from continuing operations	$(100.4)	$(54.6)	$(225.7)	$(106.2)
Net income (loss)	$(111.1)	$(67.8)	$(238.3)	$(128.4)
Net income (loss) per share - basic and diluted	$(1.08)	$(0.65)	$(2.32)	$(1.23)
Average shares outstanding (in millions)
Basic and diluted	102.9	103.6	102.9	104.0

Calculation of income (loss) from continuing operations excluding (gain) loss on sale or impairment of long-lived assets, other operating credits and charges, net and other than temporary investment impairment:

Income (loss) from continuing operations	$(100.4)	$(54.6)	$(225.7)	$(106.2)
Other than temporary investment impairment	88.7	—	91.2	—
(Gain) loss on sale or impairment of long-lived assets	9.8	48.4	9.5	53.6
Other operating credits and charges, net	1.6	(0.7)	67.7	(19.9)

	100.1	47.7	168.4	33.7
Provision (benefit) for income taxes on above items	(38.7)	(18.5)	(65.2)	(13.0)

	61.4	29.2	103.2	20.7
	$(39.0)	$(25.4)	$(122.5)	$(85.5)

Per share - basic and diluted	$(0.38)	$(0.24)	$(1.19)	$(0.82)

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(Dollar amounts in millions, except per share amounts) (Unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net sales	$389.6	$472.5	$1,126.0	$1,328.3

Operating costs and expenses:
Cost of sales	382.2	446.6	1,130.0	1,275.9
Depreciation, amortization and cost of timber harvested	27.0	27.2	80.4	83.1
Selling and administrative	36.6	36.7	115.8	115.2
(Gain) loss on sale or impairment of long-lived assets	9.8	48.4	9.5	53.6
Other operating credits and charges, net	1.6	(0.7)	67.7	(19.9)

Total operating costs and expenses	457.2	558.2	1,403.4	1,507.9

Loss from operations	(67.6)	(85.7)	(277.4)	(179.6)

Non-operating income (expense):
Foreign currency exchange gain (loss)	2.3	(15.0)	6.6	(30.5)
Other than temporary investment impairment	(88.7)	—	(91.2)	—
Interest expense, net of capitalized interest	(12.4)	(7.7)	(36.3)	(27.7)
Investment income	8.1	20.4	31.5	64.2

Total non-operating income (expense)	(90.7)	(2.3)	(89.4)	6.0

Loss before taxes and equity in earnings of unconsolidated affiliates	(158.3)	(88.0)	(366.8)	(173.6)
Benefit for income taxes	(61.0)	(37.5)	(153.7)	(79.7)
Equity in loss of unconsolidated affiliates	3.1	4.1	12.6	12.3

Loss from continuing operations	(100.4)	(54.6)	(225.7)	(106.2)

Discontinued operations:
Loss from discontinued operations before income taxes	(17.4)	(21.4)	(20.5)	(36.2)
Income tax benefit	(6.7)	(8.2)	(7.9)	(14.0)

Loss from discontinued operations	(10.7)	(13.2)	(12.6)	(22.2)

Net loss	$(111.1)	$(67.8)	$(238.3)	$(128.4)

Net loss per share of common stock (basic):
Loss from continuing operations	$(0.98)	$(0.52)	$(2.19)	$(1.02)
Loss from discontinued operations	(0.10)	(0.13)	(0.13)	(0.21)

Net loss per share - basic	$(1.08)	$(0.65)	$(2.32)	$(1.23)

Net loss per share of common stock (diluted):
Loss from continuing operations	$(0.98)	$(0.52)	$(2.19)	$(1.02)
Loss from discontinued operations	(0.10)	(0.13)	(0.13)	(0.21)

Net loss per share - diluted	$(1.08)	$(0.65)	$(2.32)	$(1.23)

Average shares of stock outstanding - basic	102.9	103.6	102.9	104.0

Average shares of stock outstanding - diluted	102.9	103.6	102.9	104.0

CONDENSED CONSOLIDATED BALANCE SHEETS

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(Dollar amounts in millions) (Unaudited)

	September 30, 2008	December 31, 2007
ASSETS
Cash and cash equivalents	$165.5	$352.1
Short-term investments	143.9	180.1
Receivables, net	89.8	85.9
Income tax receivables	109.0	157.2
Inventories	207.6	212.1
Prepaid expenses and other current assets	12.9	7.6
Deferred income taxes	17.8	0.5
Current portion of notes receivable from asset sales	20.0	74.4
Current assets of discontinued operations	3.1	6.0

Total current assets	769.6	1,075.9

Timber and timberlands	58.6	64.1

Property, plant and equipment	2,348.3	2,257.7
Accumulated depreciation	(1,250.6)	(1,180.9)

Net property, plant and equipment	1,097.7	1,076.8
Goodwill, net of amortization	278.4	273.5
Notes receivable from asset sales	258.6	258.6
Restricted cash	73.3	61.2
Long-term investments	58.1	152.9
Investments in and advances to affiliates	189.1	198.2
Other assets	55.6	63.1
Long-term assets of discontinued operations	5.0	5.0

Total assets	$2,844.0	$3,229.3

LIABILITIES AND EQUITY
Current portion of long-term debt	$125.2	$127.6
Short-term notes payable	26.6	45.2
Accounts payable and accrued liabilities	185.5	222.1
Current portion of limited recourse notes payable	20.0	73.5
Current portion of deferred tax liabilities	4.4	4.4
Current portion of contingency reserves	24.3	15.8

Total current liabilities	386.0	488.6
Long-term debt, excluding current portion:
Limited recourse notes payable	253.3	253.3
Other long-term debt	237.1	232.5

Total long-term debt, excluding current portion	490.4	485.8
Deferred income taxes	270.2	340.0
Other long-term liabilities	98.7	79.6
Contingency reserves, excluding current portion	13.6	15.8
Minority interest	18.7	—
Commitments and contingencies
Stockholders’ equity:
Common stock	116.9	116.9
Additional paid-in capital	440.1	439.0
Retained earnings	1,360.8	1,630.1
Treasury stock	(297.3)	(302.0)
Accumulated comprehensive loss	(54.1)	(64.5)

Total stockholders’ equity	1,566.4	1,819.5

Total liabilities and equity	$2,844.0	$3,229.3

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(Dollar amounts in millions) (Unaudited)

	Nine Months Ended September 30,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(238.3)	$(128.4)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation, amortization and cost of timber harvested	80.4	84.9
(Earnings) losses of unconsolidated affiliates	12.6	12.3
(Gain) loss on sale or impairment of long-lived assets	9.4	72.5
Stock based compensation expense related to stock plans	7.4	5.2
Other operating charges and credits, net	28.3	(2.0)
Other than temporary impairment on investments	91.2	—
Exchange (gain) loss on remeasurement	(16.6)	37.2
Cash settlement of contingencies	(15.2)	(10.0)
Pension (payments) expense, net	8.2	0.3
Increase in warranty expense, net of payments	14.4	(1.8)
Other adjustments	3.3	(6.5)
Increase in receivables	(7.3)	(31.4)
(Increase) decrease in income tax receivables / payables	48.8	(25.4)
Decrease in inventories	9.9	21.6
Increase in prepaid expenses	(4.7)	(2.0)
Decrease in accounts payable and accrued liabilities	(16.2)	(9.2)
Decrease in deferred income taxes	(95.4)	(22.0)

Net cash used in operating activities	(79.8)	(4.7)

CASH FLOWS FROM INVESTING ACTIVITIES:
Property, plant, and equipment additions	(88.3)	(221.3)
Purchase of a business	(45.4)	—
Investments in and advances to joint ventures	(2.7)	(4.7)
Receipt of proceeds from notes receivable	54.4	—
Cash paid for purchase of investments	(216.0)	(2,187.1)
Proceeds from sales of investments	287.2	2,517.0
(Increase) decrease in restricted cash under letter of credit requirements	(12.0)	(14.5)
Other investing activites, net	1.1	2.7

Net cash provided by (used in) investing activities	(21.7)	92.1

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	12.0	17.0
Repayment of debt	(53.6)	(0.3)
Net borrowings (payments) under revolving credit agreements	(16.1)	37.2
Purchase of treasury stock	—	(18.2)
Sale of common stock under equity plans	—	2.8
Payment of cash dividends	(31.0)	(46.9)

Net cash used in financing activities	(88.7)	(8.4)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	3.6	0.4

Net increase (decrease) in cash and cash equivalents	(186.6)	79.4
Cash and cash equivalents at beginning of period	352.1	265.7

Cash and cash equivalents at end of period	$165.5	$345.1

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

SELECTED SEGMENT INFORMATION

(Dollar amounts in millions) (Unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,
Dollar amounts in millions	2008	2007	2008	2007
Net sales:
OSB	$177.6	$228.0	$496.0	$640.1
Siding	117.0	122.2	347.7	357.2
Engineered Wood Products	63.4	92.5	189.2	258.4
Other	33.7	32.2	98.4	80.0
Less: Intersegment sales	(2.1)	(2.4)	(5.3)	(7.4)

	$389.6	$472.5	$1,126.0	$1,328.3

Operating profit (loss):
OSB	$(27.8)	$(31.7)	$(124.3)	$(140.8)
Siding	4.7	11.3	13.8	37.9
Engineered Wood Products	(11.0)	3.3	(28.3)	13.6
Other	(2.7)	(3.5)	(5.2)	(4.3)
Other operating credits and charges, net	(1.6)	0.7	(67.7)	19.9
Loss on sale or impairment of long-lived assets	(9.8)	(48.4)	(9.5)	(53.6)
General corporate and other expenses, net	(22.5)	(21.5)	(68.8)	(64.6)
Foreign currency gains (losses)	2.3	(15.0)	6.6	(30.5)
Other than temporary impairment of investments	(88.7)	—	(91.2)	—
Investment income	8.1	20.4	31.5	64.2
Interest expense, net of capitalized interest	(12.4)	(7.7)	(36.3)	(27.7)

Loss from operations before taxes	(161.4)	(92.1)	(379.4)	(185.9)
Benefit for income taxes	(61.0)	(37.5)	(153.7)	(79.7)

Loss from continuing operations	$(100.4)	$(54.6)	$(225.7)	$(106.2)

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

NOTES TO FINANCIAL DATA

(Dollar amounts in millions, except per share amounts) (Unaudited)

1.	Results of operations for interim periods are not necessarily indicative of results to be expected for an entire year.

2.	The major components of “Other operating credits and charges, net” and “(Gain) loss on sale or impairment of long lived assets” in the Consolidated Statements Of Income for the quarter and nine month period ended September 30 are described below:

In the first quarter of 2007, LP recorded a charge of $5.0 million to reduce the carrying value of a sawmill mill located in Quebec to the estimated sales price less selling costs.

In the second quarter of 2007, LP recorded a gain of $17.7 million associated with proceeds received associated with a favorable verdict on a legal suit associated with our insurance on hardboard siding and a gain of $1.5 million associated with a settlement with the Canadian government on the reduction of certain of LP’s timber licenses in British Columbia.

In the third quarter of 2007, LP recorded a further gain of $0.6 million associated with a favorable verdict on a legal suit associated with our insurance on hardboard siding, a charge of $1.5 million to reduce the carrying value of a LVL mill located in Hines, Oregon to the estimated sales prices less selling costs and a charge of $47.3 million to reduce the carrying value and associated timber assets of an Eastern Canadian OSB mill to its net realizable value.

In the first quarter of 2008, LP recorded a net gain of $4.0 million associated with product related warranty reserves and insurance settlements associated with LP hardboard class action suit and other associated hardboard siding liabilities.

In the second quarter of 2008, LP recorded a loss of $15.6 million associated with product related warranty reserves in connection with LP’s hardboard class action suit; a loss of $48 million associated with LP’s settlement of a product related anti-trust litigation matter; a loss of $5.3 million associated with a facility explosion and a loss of $1.2 million associated with a contractor default on a construction project.

In the third quarter of 2008, LP recorded an impairment charge of $9.9 million to reduce the book value of a non-operating manufacturing complex in Quebec, Canada to its estimated sales price less selling costs. Additionally, LP recorded a loss of $1.6 million associated with severance costs related to two recently announced curtailed OSB facilities.

3.	Income Taxes

	Quarter Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Pre-tax income (loss) from continuing operations	$(161.4)	$(92.1)	$(379.4)	$(185.9)
Pre-tax loss from discontinued operations	(17.4)	(21.4)	(20.5)	(36.2)

	(178.8)	(113.5)	(399.9)	(222.1)
Total tax benefit	(67.7)	(45.7)	(161.6)	(93.7)

Net loss	$(111.1)	$(67.8)	$(238.3)	$(128.4)

Accounting standards require that income tax expense for interim periods be determined by applying the estimated annual effective income tax rate, by income component, to year-to-date income or loss at the end of each quarter, then adding or subtracting the impact of any changes in reserve requirements or statutory tax rate changes, if any. Each quarter the income tax accrual is adjusted to the latest estimate and the difference from the previously accrued year-to-date balance is adjusted to the current quarter.

For the nine months ended September 30, 2008, the primary differences between the U.S. statutory rate of 35% and the effective rate on continuing operations relates to the company’s foreign debt structure and state income taxes. For the nine months ended September 30, 2007, the primary differences between the U.S. statutory rate of 35% and the effective rate on continuing operations relates to the company’s foreign debt structure, state income taxes and the favorable resolution of an outstanding state tax contingency.

The components and associated effective income tax rates applied to each period are as follows:

	Quarter Ended September 30,
	2008		2007
	Tax Benefit	Tax Rate	Tax Benefit	Tax Rate
Continuing operations	$(61.0)	38%	$(37.5)	41%
Discontinued operations	(6.7)	39%	(8.2)	39%

	$(67.7)	38%	$(45.7)	40%

	Nine Months Ended September 30,
	2008		2007
	Tax Benefit	Tax Rate	Tax Benefit	Tax Rate
Continuing operations	$(153.7)	41%	$(79.7)	43%
Discontinued operations	(7.9)	39%	(14.0)	39%

	$(161.6)	40%	$(93.7)	42%

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

SUMMARY OF PRODUCTION VOLUMES

	Quarter Ended September 30		Nine Months Ended September 30
	2008	2007	2008	2007
Oriented strand board, million square feet 3/8" basis (1)	1,037	1,384	3,134	4,192
Oriented strand board, million square feet 3/8" basis (produced by wood-based siding mills)	61	33	215	147
Wood-based siding, million square feet 3/8" basis	208	176	643	665
Engineered I-Joist, million lineal feet (1)	26	34	66	105
Laminated veneer lumber (LVL), thousand cubic (1)	1,588	2,388	4,731	6,719

(1)	Includes volumes produced by joint venture operations or under exclusive sales arrangements and sold to LP.